Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including all amendments thereto) with respect to the common stock, $0.001 par value per share, of Madison Technologies, Inc., and that this Joint Filing Agreement be included as an Exhibit to such joint filing. The undersigned hereby further agree that all subsequent amendments to such statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreement.

The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

The undersigned hereby further agree that this Joint Filing Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Date: September 28th, 2023

ARENA INVESTORS LP
By: Arena Investors GP, LLC, its General Partner

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA INVESTORS GP, LLC

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA FINANCE MARKETS LP By: Arena Finance Markets GP, LLC its General Partner

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA FINANCE MARKETS GP, LLC

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA SPECIAL OPPORTUNITIES FUND, LP
By: Arena Special Opportunities Fund (Onshore) GP, LLC, its General Partner

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA SPECIAL OPPORTUNITIES FUND (ONSHORE) GP, LLC

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA SPECIAL OPPORTUNITIES PARTNERS I, LP By: Arena Special Opportunities Partners (Onshore) GP, LLC, its General Partner

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA SPECIAL OPPORTUNITIES PARTNERS (ONSHORE) GP, LLC

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

ARENA STRUCTURED PRIVATE INVESTMENTS (CAYMAN), LLC

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

PORTENTS HOLDINGS, LLC

/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory